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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 23, 2005

FIELDSTONE MORTGAGE INVESTMENT CORPORATION (as depositor under a Trust Agreement, dated as of November 23, 2005, providing for, inter alia, the issuance of Fieldstone Mortgage Investment Trust Series 2005-3 Mortgage-Backed Notes)

                   Fieldstone Mortgage Investment Corporation
             (Exact name of registrant as specified in its charter)

       Maryland                      333-125910                   20-2972688
State of Incorporation        (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)

11000 Broken Land Parkway, Suite 600, Columbia, Maryland                 21044
        (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code: (866) 365-3642

________________________________________________________________________________
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))




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     Item 8.01. Other Events

     The Registrant registered issuances of its Fieldstone Mortgage Investment Trust, Series 2005-3 Mortgage-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-125910) (the "Registration Statement"). Pursuant to the Registration Statement , the Registrant issued $1,156,009,000 aggregate principal amount of Class 1-A, Class 2-A1, Class 2-A2, Class 2-A3, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, Class M11, Class M12 and Class M13 Notes (collectively, the "Notes") on November 23, 2005. This Current Report on Form 8-K contains copies of the operative agreements executed in connection with the issuance of Notes, forms of which were filed as exhibits to the Registration Statement.

     The Notes will be issued pursuant to an Indenture, dated as of November 1, 2005 (the "Indenture"), by and among Fieldstone Mortgage Investment Trust, Series 2005-3, a Delaware statutory trust (the "Issuer" or the "Trust"), HSBC Bank USA, National Association, as indenture trustee (in such capacity, the "Indenture Trustee"), and Wells Fargo Bank, N.A. ("Wells Fargo"), as trust administrator (in such capacity, the "Trust Administrator"). The Indenture is attached hereto as Exhibit 4.1. The Trust has been created pursuant to a trust agreement, dated as of October 25, 2005, by and between U.S. Bank Trust National Association, as owner trustee (the "Owner Trustee"), and the Registrant, as amended and restated as of November 23, 2005 (the "Trust Agreement"), by and among the Registrant, the Trust Administrator and the Owner Trustee. The Trust Agreement is attached hereto as Exhibit 4.2. The Trust has issued a single class of ownership certificates evidencing the equity interest in the Issuer (the "Ownership Certificate").

     The Notes will be secured by fixed-rate and adjustable-rate first-lien and second-lien mortgage loans and related notes and mortgages (the "Mortgage Loans"), together with certain other assets (together with the Mortgage Loans, the "Collateral"), conveyed to the Issuer and pledged under the Indenture. The Mortgage Loans were conveyed by the Seller to the Registrant on the Closing Date pursuant to a mortgage loan purchase agreement, dated as of November 1, 2005 (the "Mortgage Loan Purchase Agreement"), by and between the Seller and the Registrant. The Mortgage Loan Purchase Agreement is attached hereto as Exhibit
99.1. On the Closing Date, the Registrant conveyed the Mortgage Loans to the Issuer pursuant to a transfer and servicing agreement dated as of November 1, 2005 (the "Transfer and Servicing Agreement"), by and among the Issuer, the Registrant, the Seller, Wells Fargo, as master servicer (in such capacity, the "Master Servicer"), the Trust Administrator, the Indenture Trustee, the Servicer and JPMorgan Chase Bank, National Association (the "Subservicer"). The Transfer and Servicing Agreement is attached as Exhibit 4.3 hereto. In addition, the assets of the Trust consisted of a Swap Agreement, dated as of October 27, 2005 (the "Swap Agreement"), by and between the Issuer and Bank of America, N.A., which will be used for the benefit of the holders of the Notes (i) to offset any interest rate risk associated with fluctuations in LIBOR, (ii) to diminish the basis risk associated with the hybrid adjustable-rate mortgage loans in the mortgage pool, and (iii) to provide additional credit enhancement to protect against losses sustained by the mortgage loans. The Swap Agreement is attached hereto as Exhibit 99.2.




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     The Notes were sold pursuant to the underwriting agreement, dated July 29,
2005, by and among the Registrant, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., Credit Suisse First Boston LLC and Lehman Brothers Inc. (together, the "Underwriters") and the related terms agreement, dated November 15, 2005, by and among the Registrant, the Seller and Credit Suisse First Boston LLC, for itself and as representative (in such capacity, the "Representative") of the Underwriters (such underwriting agreement and terms agreement, collectively, the "Underwriting Agreement"). The Underwriting Agreement is attached hereto as Exhibit 1.1.

     Item 9.01. Financial Statements, Pro Forma Financial Information and
     Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:




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
Exhibit No.   Description
-----------   -----------
1.1           Underwriting agreement, dated July 29, 2005, by and among the
              Registrant, Merrill Lynch, Pierce, Fenner & Smith Incorporated,
              Bear, Stearns & Co. Inc., Credit Suisse First Boston LLC and
              Lehman Brothers Inc. and the related terms agreement, dated
              November 15, 2005, by and among the Registrant, the Seller and
              Credit Suisse First Boston LLC, for itself and as representative

4.1           Indenture, dated as of November 1, 2005, by and among Fieldstone
              Mortgage Investment Trust, Series 2005-3, a Delaware statutory trust, HSBC Bank USA, National Association, as indenture trustee, and Wells Fargo Bank, N.A., as trust administrator

4.2           Amended and Restated Trust Agreement, dated as of November 23,
              2005, by and among the Registrant, Wells Fargo Bank, N.A., as trust administrator and U.S. Bank Trust National Association, as owner trustee

4.3 Transfer and Servicing Agreement dated as of November 1, 2005, by and among the Issuer, the Registrant, the Seller, Wells Fargo
              Bank, N.A., as master servicer, Wells Fargo Bank, N.A., as trust administrator, HSBC Bank USA, National Association, as indenture trustee, Fieldstone Servicing Corp., as servicer and JPMorgan
              Chase Bank, National Association, as subservicer

99.1 Mortgage Loan Purchase Agreement, dated as of November 1, 2005, by and between the Seller and the Registrant

99.2 Swap Agreement, dated as of October 27, 2005, by and between the Issuer and Bank of America, N.A.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FIELDSTONE MORTGAGE INVESTMENT CORPORATION
                                   (Registrant)


                                   By: /s/ John C. Kendall
                                       -----------------------------------------
                                   Name: John C. Kendall
                                   Title: Director and President

Dated: December 1, 2005




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                                  EXHIBIT INDEX

          Item 601(a) of                                             Sequentially
Exhibit   Regulation S-K                                             Numbered
 Number   Exhibit No.      Description                               Page
-------   --------------   ---------------------------------------   ------------
1         1.1              Underwriting agreement, dated July 29,
                           2005, by and among the Registrant,
                           Merrill Lynch, Pierce, Fenner & Smith
                           Incorporated, Bear, Stearns & Co. Inc.,
                           Credit Suisse First Boston LLC and
                           Lehman Brothers Inc. and the related
                           terms agreement, dated November 15,
                           2005, by and among the Registrant, the
                           Seller and Credit Suisse First Boston
                           LLC, for itself and as representative

 2        4.1              Indenture, dated as of November 1,
                           2005, by and among Fieldstone Mortgage
                           Investment Trust, Series 2005-3, a
                           Delaware statutory trust, HSBC Bank
                           USA, National Association, as indenture
                           trustee, and Wells Fargo Bank, N.A., as
                           trust administrator

3         4.2              Amended and Restated Trust Agreement,
                           dated as of November 23, 2005, by and
                           among the Registrant, Wells Fargo Bank,
                           N.A., as trust administrator and U.S.
                           Bank Trust National Association, as
                           owner trustee

4         4.3              Transfer and Servicing Agreement dated
                           as of November 1, 2005, by and among
                           the Issuer, the Registrant, the Seller,
                           Wells Fargo Bank, N.A., as master
                           servicer, Wells Fargo Bank, N.A., as
                           trust administrator, HSBC Bank USA,
                           National Association, as indenture
                           trustee, Fieldstone




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
                           Servicing Corp., as servicer and
                           JPMorgan Chase Bank, National
                           Association, as subservicer

5         99.1             Mortgage Loan Purchase Agreement, dated
                           as of November 1, 2005, by and between
                           the Seller and the Registrant

6         99.2             Swap Agreement, dated as of October 27,
                           2005, by and between the Issuer and
                           Bank of America, N.A.